OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

                  Supplement dated December 29, 2003 to the
                       Prospectus dated December 23, 2003


The Prospectus is changed as follows:

The third paragraph under the section captioned "WHICH CLASS OF SHARES SHOULD YOU CHOOSE? - Investing for the Shorter Term" on page 18 is deleted and replaced with the following:

      And for non-retirement plan investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B shares (and effective February 2, 2004, the Distributor normally will not accept purchase orders of $250,000 or more of Class B shares) or $1 million or more of Class C shares from a single investor.





December 29, 2003                                                     PS0236.024

                   OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

                  Supplement dated December 29, 2003 to the
         Statement of Additional Information dated December 23, 2003


The Statement of Additional Information is changed as follows:

The first sentence of the last paragraph of the section entitled "Classes of Shares" (right before the section entitled "Class A Shares Subject to a Contingent Deferred Sales Charge") on page 48 should be deleted in its entirety and replaced with the following:

           "The Distributor will not accept any order in the amount of $500,000 or more for Class B shares (and effective February 2, 2004, the Distributor will not accept purchase orders of $250,000 or more of Class B shares) or $1 million or more for Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts)."




December 29, 2003                                                     PX0236.013